SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2011

WESTWOOD HOLDINGS GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	001-31234	75-2969997
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crescent Court, Suite 1200

Dallas, Texas 75201

(Address of principal executive offices)

(214) 756-6900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01:	REGULATION FD DISCLOSURE

On June 2, 2011, Westwood Holdings Group, Inc. issued a press release entitled “Westwood Holdings Group, Inc. to Present at the KBW Investment Management & Specialty Finance Conference; Announces Preliminary Assets Under Management of $13.9 Billion as of May 31, 2011”, a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The information in this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended.

ITEM 9.01:	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits: The following exhibit is furnished with this report:

Exhibit Number	Description

99.1	Press Release dated June 2, 2011, entitled “Westwood Holdings Group, Inc. to Present at the KBW Investment Management & Specialty Finance Conference; Announces Preliminary Assets Under Management of $13.9 Billion as of May 31, 2011”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2011

WESTWOOD HOLDINGS GROUP, INC.

By:	/s/ William R. Hardcastle, Jr.
William R. Hardcastle, Jr.,
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated June 2, 2011, entitled “Westwood Holdings Group, Inc. to Present at the KBW Investment Management & Specialty Finance Conference; Announces Preliminary Assets Under Management of $13.9 Billion as of May 31, 2011”.